                        DEAN WITTER
                        GLOBAL SHORT-TERM INCOME FUND
                        PROSPECTUS--DECEMBER 24, 1996

-------------------------------------------------------------------------------

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC. (THE "FUND") IS AN OPEN-END, NON-DIVERSIFIED MANAGEMENT INVESTMENT COMPANY WHOSE INVESTMENT OBJECTIVE IS TO ACHIEVE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH PRUDENT INVESTMENT RISK. THE FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING IN HIGH QUALITY FIXED-INCOME SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES, ISSUED OR GUARANTEED BY FOREIGN GOVERNMENTS, OR ISSUED BY FOREIGN OR U.S. COMPANIES (INCLUDING BANK INSTRUMENTS AND COMMERCIAL PAPER), WHICH HAVE REMAINING MATURITIES AT THE TIME OF PURCHASE OF NOT MORE THAN THREE YEARS. THE FUND IS DESIGNED FOR THE INVESTOR WHO SEEKS A HIGHER YIELD THAN A MONEY MARKET FUND AND LESS FLUCTUATION IN NET ASSET VALUE THAN A LONGER-TERM BOND FUND.

Shares of the Fund are continuously offered at net asset value. However, redemptions and/or repurchases are subject in most cases to a contingent deferred sales charge, scaled down from 3% to 1% of the amount redeemed, if made within three years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. See "Redemptions and Repurchases--Contingent Deferred Sales Charge." In addition, the Fund pays the Distributor a distribution fee pursuant to a Plan of Distribution at the annual rate of 0.75% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated December 24, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone number listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary................................       2

Summary of Fund Expenses..........................       3

Financial Highlights..............................       4

The Fund and its Management.......................       4

Investment Objective and Policies.................       5

  Risk Considerations.............................       7

Investment Restrictions...........................      12

Purchase of Fund Shares...........................      12

Shareholder Services..............................      14

Redemptions and Repurchases.......................      16

Dividends, Distributions and Taxes................      18

Performance Information...........................      19

Additional Information............................      19

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
GLOBAL SHORT-TERM INCOME FUND INC.
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

(212) 392-2550 or (800) 869-NEWS (toll-free)

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                   DEAN WITTER DISTRIBUTORS INC., DISTRIBUTOR

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUND            The Fund is an open-end, non-diversified management investment company investing in high quality fixed-income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, issued or guaranteed by foreign governments, or issued by foreign or U.S. companies, which have remaining maturities at the time of purchase of not more than three years.
------------------------------------------------------------------------------------------------------------------

SHARES OFFERED      Shares of common stock of $0.01 par value (see page 19).
------------------------------------------------------------------------------------------------------------------

OFFERING            At net asset value without sales charge (see page 12). Shares redeemed within three years of purchase are
PRICE               subject to a contingent deferred sales charge under most circumstances (see page 16).
------------------------------------------------------------------------------------------------------------------

MINIMUM             Minimum initial investment, $1,000 ($100 if account is opened through EasyInvest-SM-); minimum subsequent
PURCHASE            investment, $100 (see page 12).
------------------------------------------------------------------------------------------------------------------

INVESTMENT          The investment objective of the Fund is to achieve as high a level of current income as is consistent with
OBJECTIVE           prudent investment risk (see page 5).
------------------------------------------------------------------------------------------------------------------

INVESTMENT          Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund and its wholly-owned
MANAGER             subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies and other portfolios with assets under management of approximately $91 billion at November 30, 1996 (see page 4).
------------------------------------------------------------------------------------------------------------------

MANAGEMENT          The Investment Manager receives a monthly fee at the annual rate of 0.55% of the Fund's daily net assets not
FEE                 exceeding $500 million and 0.50% of the Fund's daily net assets on the amount exceeding $500 million (see page
                    4).
------------------------------------------------------------------------------------------------------------------

DIVIDENDS AND       Dividends from net investment income are declared daily and paid monthly. Distributions from net short-term
DISTRIBUTIONS       and long-term capital gains are paid at least once per year (may be retained for reinvestment). Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash (see page 18).
------------------------------------------------------------------------------------------------------------------

DISTRIBUTOR         Dean Witter Distributors Inc. (the "Distributor"). For its services as Distributor, which include payment of sales commissions to account executives and various other promotional and sales related expenses, the
                    Distributor receives from the Fund a distribution fee accrued daily and payable monthly at the rate of 0.75%
                    per annum of the lesser of (i) the Fund's average daily aggregate net sales or (ii) the Fund's average daily net assets. This fee compensates the Distributor for the services it provides in distributing shares of the
                    Fund and for its sales related expenses. The Distributor also receives the proceeds of any contingent deferred sales charges (see page 12).
------------------------------------------------------------------------------------------------------------------

REDEMPTION--        At net asset value; redeemable involuntarily if total value of the account is less than $100 or, if the
CONTINGENT          account was opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in
DEFERRED            the account. Although no commission or sales load is imposed upon the purchase of shares, a contingent
SALES CHARGE        deferred sales charge (scaled down from 3% to 1%) is imposed on any redemption of shares if, after such redemption, the aggregate current value of an account with the Fund falls below the aggregate amount of the investor's purchase payments made during the three years preceding the redemption. However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see page 16).
------------------------------------------------------------------------------------------------------------------

SPECIAL RISK        The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio
CONSIDERATIONS      securities. It should be noted, for example, that, generally, when the level of prevailing interest rates rises, the values of the outstanding fixed-income securities fall and when such rates fall their values rise.
                    The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940, as amended (the "Act") (see page 7). The Fund will concentrate its investments in securities issued by companies engaged in the banking industry. This concentration will increase the Fund's exposure to certain risks associated with the banking industry such as adverse changes in economic and regulatory developments affecting the banking industry, sustained interest rate increases and concentration of a bank's loan portfolios in particular businesses undergoing economic hardship (see page 6). It should be recognized that the foreign securities and markets in which the Fund will invest pose different and greater risks than those customarily associated with domestic securities and their markets. Furthermore, investors should consider other risks associated with a portfolio of international securities, including fluctuations in foreign currency exchange rates (i.e., if a substantial portion of the
                    Fund's assets are denominated in foreign currencies which decrease in value with respect to the U.S. dollar, the value of the investor's shares and the distributions made on those shares will, likewise, decrease in value), foreign securities exchange controls and foreign tax rates, as well as investments in forward foreign currency contracts, options and futures contracts (see pages 7-11). The Fund may also invest in fixed-income securities which may be denominated in a currency of a nation other than the nation in which the issuer of such fixed-income securities is domiciled.
------------------------------------------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                          ELSEWHERE IN THIS PROSPECTUS
                AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended October 31, 1996.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases.........  None
Maximum Sales Charge Imposed on Reinvested
 Dividends........................................  None
Deferred Sales Charge
 (as a percentage of the lesser of original
 purchase price or redemption proceeds)...........  3.0%

 A contingent deferred sales charge is imposed at the following declining rates:

YEAR SINCE PURCHASE PAYMENT MADE                    PERCENTAGE
--------------------------------------------------  ----------
First.............................................     3.0%
Second............................................     2.0%
Third.............................................     1.0%
Fourth and thereafter.............................     None

Redemption Fees...................................   None
Exchange Fee......................................   None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Management Fees...................................  0.55%
12b-1 Fees*.......................................  0.75%
Other Expenses....................................  0.36%
Total Fund Operating Expenses.....................  1.66%

------------------------
* A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers ("NASD") guidelines (see "Purchase of Fund Shares").

                                                                       10
EXAMPLE                                   1 YEAR   3 YEARS  5 YEARS   YEARS
----------------------------------------  -------  -------  -------  -------
You would pay the following expenses on
 a $1,000 investment, assuming (1) 5%
 annual return and (2) redemption at the
 end of each time period:...............  $   47   $   62   $   90   $  197
You would pay the following expenses on
 the same investment, assuming no
 redemption:............................  $   17   $   52   $   90   $  197

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and Its Management," "Plan of Distribution" and "Redemptions and Repurchases."

Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios for a share of capital stock outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The per share data and ratios should be read in conjunction with the financial statements and the notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                            FOR THE YEAR ENDED OCTOBER 31
                                     ----------------------------------------------------------------------------
                                        1996         1995         1994         1993         1992         1991
                                     -----------  -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period..........................   $    8.89    $    8.73    $    9.23    $    9.41    $    9.77    $   10.00
                                     -----------       -----        -----        -----        -----   -----------
  Net investment income............        0.61         0.54         0.72         0.70         0.82         0.95
  Net realized and unrealized gain
   (loss)..........................        0.48         0.16        (0.66)       (0.27)       (0.46)       (0.23)
                                     -----------       -----        -----        -----        -----   -----------
  Total from investment
   operations......................        1.09         0.70         0.06         0.43         0.36         0.72
                                     -----------       -----        -----        -----        -----   -----------
  Less dividends and distributions
   from:
    Net investment income..........       (0.54)       (0.44)       (0.13)       (0.61)       (0.72)       (0.95)
    Paid-in-capital................      --            (0.10)       (0.43)      --           --           --
                                     -----------       -----        -----        -----        -----   -----------
  Total dividends and
   distributions...................       (0.54)       (0.54)       (0.56)       (0.61)       (0.72)       (0.95)
                                     -----------       -----        -----        -----        -----   -----------
  Net asset value, end of period...   $    9.44    $    8.89    $    8.73    $    9.23    $    9.41    $    9.77
                                     -----------       -----        -----        -----        -----   -----------
                                     -----------       -----        -----        -----        -----   -----------
TOTAL INVESTMENT RETURN+...........       12.66%        8.27 %       0.65 %       4.72 %       3.76 %       7.49 %
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................        1.66 %       1.68 %       1.63 %       1.55 %       1.55 %       1.61 %
  Net investment income............        6.57 %       6.17 %       6.35 %       6.97 %       8.43 %       9.49 %
SUPPLEMENTAL DATA:
  Net assets, end of period, in
   thousands.......................      $80,625     $106,939     $170,117     $305,278     $441,191     $462,263
  Portfolio turnover rate..........         138 %        188 %        123 %        221 %        149 %          8 %

------------------------
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
  ASSET VALUE OF THE LAST BUSINESS DAY OF THE PERIOD.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

Dean Witter Global Short-Term Income Fund Inc. (the "Fund") is an open-end, non-diversified management investment company incorporated in the state of Maryland on August 2, 1990.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies, 30 of which are listed on the New York Stock Exchange, with combined assets of approximately $87.9 billion at November 30, 1996. The Investment Manager also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $3.1 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.55% to the Fund's net assets not exceeding $500 million and 0.50% to the Fund's net assets exceeding $500 million. For the fiscal year ended October 31, 1996, the Fund accrued total compensation to the Investment Manager amounting to 0.55% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.66% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The investment objective of the Fund is to achieve as high a level of current income as is consistent with prudent investment risk. There is no assurance that the objective will be achieved. The investment objective is a fundamental policy of the Fund and cannot be changed without the approval of the shareholders of the Fund. The following policies may be changed by the Board of Directors without shareholder approval.

    The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in high quality fixed-income securities issued or guaranteed by foreign governments, issued by foreign or U.S. companies, or issued or guaranteed by the U.S. Government, its agencies and instrumentalities which have remaining maturities at the time of purchase of not more than three years (i.e., the average weighted maturity of the Fund's portfolio will be under three years). In addition to securities issued by the U.S. Government, its agencies and instrumentalities, the Fund may invest in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities, or by supranational organizations, or fixed-income securities issued by a corporation, all of which are rated AAA or AA by Standard & Poor's Corporation ("S&P") or Aaa or Aa by Moody's Investors Services, Inc. ("Moody's") or, if unrated, are determined by the Investment Manager to be of equivalent quality; in certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and deemed by the Investment Manager to be of high creditworthiness; and commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's or Duff 1 or Duff 2 by Duff & Phelps Inc. or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's and in loan participation interests having a remaining term not exceeding one year in loans extended by banks to such companies. The Fund will have at least 65% of its total assets invested in fixed-income securities, as described above, of issuers located in at least three different countries.

    Certain foreign securities purchased by the Fund will not have received ratings by a recognized U.S. rating agency. In such cases the Investment Manager will review the issuers of such securities with respect to the quality of their management, balance sheet and financial ratios, cash flows and earnings to establish that the securities purchased by the Fund are of a comparable quality to issuers receiving high quality ratings by a recognized U.S. rating agency.

    In attempting to achieve its investment objective, the Investment Manager will actively manage the Fund's assets in accordance with a global market strategy which seeks to exploit spreads among short-term instruments worldwide. As such, the Fund may experience high portfolio turnover rates (see "Portfolio Management," page 11). Consistent with such a strategy, the Investment Manager intends to allocate the Fund's investments among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Investment Manager will adjust the Fund's exposure to different currencies based on its perception of the most favorable markets and issuers. In allocating the Fund's assets among various markets, the Investment Manager will assess the relative yield and anticipated direction of interest rates in particular markets, the level of inflation, liquidity and financial soundness of each market, and the general market and economic conditions existing in each market as well as the relationship of currencies of various countries to the U.S. dollar and to each other. In its evaluations, the Investment Manager will utilize its internal financial, economic and credit analysis resources as well as information obtained from other sources.

    Under normal conditions, a significant percentage of the short-term investments in the Fund's portfolio may be money market securities. Money market securities include short-term obligations issued or guaranteed by the U.S. Government or foreign governments issued by such governments' respective agencies and instrumentalities, bank money market instruments including certificates of deposit, bankers' acceptances, time deposits and deposit notes and certain other short-term obligations such as short-term commercial paper. With respect to bank money instruments, the obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation.

    The Fund will invest at least 25% of its assets in securities issued by issuers located in the U.S. As such, the Fund will have a greater exposure than other "global" mutual funds to economic and political events occurring in the U.S. Changes in prevailing U.S. interest rates, federal tax rate increases, or adverse changes in federal or state regulations or exchange rules may all have a disproportionate impact upon the Fund as a result of its concentration policy. Moreover, the Fund's concentration in securities of U.S. issuers will mean that the Fund's investments are more likely to be responsive, both positively and negatively, to declines or advances in the U.S. dollar with respect to foreign currencies.

    A substantial portion of the Fund's investments in securities of U.S. issuers are likely to be in commercial paper, bankers acceptances and other short-term debt instruments issued by U.S. corporations. However, at times during which there exists large-scale political or economic uncertainty, the Fund is likely to increase its investments in U.S. government securities. In such cases, the securities which the Fund is most likely to purchase are U.S. Treasury bills and U.S. Treasury notes with remaining maturities of under three years, both of which are direct obligations of the U.S. Government. The Fund may also purchase securities issued by various agencies and instrumentalities of the U.S. Government. These will include obligations backed by the full faith and credit of the United States (such as those issued by the Government National Mortgage Association); obligations whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury (such as those issued by the Federal National Mortgage Association); and obligations backed by the credit of the issuing agency or instrumentality (such as those issued by the Federal Farm Credit System).

    The securities in which the Fund will be investing may be denominated in any currency or multinational currency. Under normal circumstances, the Fund will invest its assets in securities denominated in at least three different currencies, including the U.S. dollar. In addition to the U.S. dollar, such currencies will include, among others: the Australian dollar; Deutsche mark; Japanese yen; French franc; British pound; Canadian dollar; Swiss franc; Italian Lira; Dutch guilder; Austrian schilling; Spanish Peseta; Swedish Krona; Mexican peso; Thai bhat; and European Currency Unit ("ECU"). The Fund will not invest more than 25% of its total assets in securities denominated in a single currency or currency unit with the exception of the U.S. dollar.

    The Fund may invest without limitation in notes and commercial paper, the principal amount of which is indexed to certain specific foreign currency exchange rates. Indexed notes and commercial paper typically provide that their principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies during the period the obligation is outstanding, depending on the terms of the specific security. In selecting the two currencies, the Investment Manager will consider the correlation and relative yields of various currencies. The Fund will purchase an indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will vary (i.e., increase or decrease) in response to the change (if any) in the exchange rates between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable the Fund to hedge the currency in which the obligation is denominated (or to effect cross-hedges against other currencies) against a decline in the U.S. dollar value of investments denominated in foreign currencies, while providing an attractive money market rate of return. The Fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.

    Under normal circumstances, the Fund will invest at least 25% of its total assets in debt instruments issued by U.S. and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks. For temporary defensive purposes, however, the Fund may reduce its investments in the banking industry to less than 25% of its total assets. The Fund's policy as to concentrating its investments in the banking industry is fundamental and may not be changed without the approval of a majority of the Fund's voting securities.

    The Fund's policy of concentrating its investments in the banking industry will cause the Fund to have greater exposure to certain risks associated with the banking industry. In particular, economic or regulatory developments in or related to the banking industry will affect the value of and investment return on the Fund's shares. Sustained increases in interest rates may adversely affect the availability and cost of funds for a bank's lending activities; deterioration in general economic conditions may increase a bank's exposure to credit losses. The banking industry also is subject to the effects of the concentration of loan portfolios in particular businesses that may be adversely affected by economic conditions, such as real estate, energy, agriculture or high technology-related companies. In addition, the banking industry is subject to national and local regulation and competition among banks as well as with other types of financial institutions. Also, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize its exposure to such risks by investing only in debt securities which are determined by the Investment Manager, acting under the general supervision of the Board of Directors, to be high quality.

    As indicated above, the Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the ECU, which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes France, Germany, The Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Investment Manager does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British pound-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

    The Fund also may invest in bonds and notes backed by pools of mortgage, credit card, automobile or other types of receivables with remaining maturities of three years or less. These structured financings will be supported by sufficient collateral, and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain a high quality rating by a nationally recognized statistical rating agency or be of comparable quality as determined by the Investment Manager. Generally, the issuers of mortgage-backed and receivable-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the assets securing such obligations. Such special-purpose entities are typically created by the underwriters of such securities or the entity to which the receivables are payable.

    Instruments backed by pools of mortgages and receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that pre-payments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. In addition, certain asset-backed and receivable-backed securities may be illiquid. As such, the Fund may be limited in its ability to invest in such securities (see Investment Restriction Number 3 on page 12).

RISK CONSIDERATIONS

The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund's yield will also vary based on the yield of the Fund's portfolio securities.

    All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.
NON-DIVERSIFIED STATUS. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Act. As a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a single issuer and thus is subject to greater exposure to risks such as a decline in the credit rating of that issuer. However, the Fund has in the past qualified and anticipates that it will qualify in the future as a regulated investment company under the federal income tax laws and, to the extent so qualified, is subject to the applicable diversification requirements of the Internal Revenue Code, as amended (the "Code"). As a regulated investment company under the Code, the Fund may not, as of the end of any of its fiscal quarters, have invested more than 25% of its total assets in the securities of any one issuer (including a foreign government), or as to 50% of its total assets, have invested more than 5% of its total assets in the securities of a single issuer.

FOREIGN SECURITIES. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's yield on such assets and the net asset value of a share of the Fund as well as the amount of the Fund's distributions. For example, if a substantial portion of the Fund's assets is denominated in Japanese yen and the relative exchange rate of the yen falls with respect to the U.S. dollar (i.e., a yen is worth a smaller fraction of a dollar than it had been) then the Fund will be receiving a lesser amount of interest on its fixed-income securities denominated in yen (when converted into U.S. dollars) and when the Fund's assets are valued for purposes of determining the net asset value per share of the Fund, the net assets of the Fund reflected by the yen-denominated securities will have declined in U.S. dollar value and the net asset value of the Fund (always stated in U.S. dollars) may have also declined.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward contracts or futures contracts (see below). The Fund may incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

    To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies) the Fund may engage in transactions in forward foreign currency contracts, options on securities and currencies, and futures contracts and options on futures contracts on securities, currencies and indexes. The Fund may also purchase options on securities to facilitate its participation in the potential appreciation of the value of the underlying securities. A discussion of these transactions follows and is supplemented by further disclosure in the Statement of Additional Information.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Fund's Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Fund's Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    Lastly, the Fund is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions").

    In all of the above circumstances, if the currency in which the Fund's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager.

    The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. To the extent that the Fund enters into forward foreign currency contracts to hedge against a decline in the value of portfolio holdings denominated in a particular foreign currency resulting from currency fluctuations, there is a risk that the Fund may nevertheless realize a gain or loss as a result of currency fluctuations after such portfolio holdings are sold if the Fund is unable to enter into an "offsetting" forward foreign currency contract with the same party or another party. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").

OPTIONS AND FUTURES TRANSACTIONS. The Fund may purchase and sell (write) call and put options on U.S. Treasury notes, bonds and bills and on various foreign currencies which are listed on several U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC.

COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities which are denominated in either U.S. dollars or foreign currencies and on the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated and to close out long call option positions. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security or amount of currency underlying the option (certain listed and OTC call options written by the Fund will be exercisable by the purchaser only on a specific date).

COVERED PUT WRITING. As a writer of covered put options, the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be excercisable by the purchaser only on a specific date). The Fund will write put options for three purposes: (1) to receive the premiums paid by purchasers; (2) when the Investment Manager wishes to purchase the security underlying the option (or a security denominated in the currency underlying the option) at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (3) to close out a long put option position. The aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Fund's net assets.

PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a written call position (see "Covered Call Writing" above) or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

FUTURES CONTRACTS. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on common stocks, such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency" futures) and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody's
Invest-
ment Grade Corporate Bond Index ("index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices.

OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer.

    Exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

    Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The Fund, by entering into transactions in foreign futures and options markets, will also incur risks similar to those discussed above under the section entitled "Foreign Securities."

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.

PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Directors of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid", such security will not be included within the category "illiquid securities", which is limited by the Fund's investment restrictions to 10% of the Fund's total assets. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular time, may be unable to find qualified institutional buyers interested in purchasing such securities.

PORTFOLIO MANAGEMENT

The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. The Fund is managed within InterCapital's Taxable Fixed-Income Group, which manages twenty-five funds and fund portfolios, with approximately $13.2 billion in assets at November 30, 1996. Vinh Q. Tran, Vice President of InterCapital and Anne Pickrell, Assistant Vice President of InterCapital, each a member of InterCapital's Corporate Bond Group, have been the Fund's primary portfolio managers since its inception and December, 1994, respectively. Mr. Tran has been managing portfolios comprised of global fixed-income securities at InterCapital since February, 1989. Ms. Pickrell has been a portfolio manager at InterCapital since July, 1991. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of bro-kers and dealers, the views of Directors of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.

    Personnel of the Investment Manager have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

    Securities purchased by the Fund are generally sold by dealers acting as principal for their own accounts. Orders for transactions in other portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

    The Fund may sell portfolio securities without regard to the length of time that they have been held, in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions, interest rate trends, or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 200% in any one year. The Fund will incur underwriting discount costs (on underwritten securities) and brokerage costs commensurate with its portfolio turnover rate. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's transactions.

    The expenses of the Fund relating to its portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers, as custodial costs, brokerage commissions and other transaction charges related to investing in foreign markets are generally higher than in the United States.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:
        1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the banking industry.
        2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.
        3. Invest more than 10% of its total assets in "illiquid securities" (securities for which no active and substantial secondary market exists) and repurchase agreements which have a maturity of longer than seven days.

    Generally, OTC options and the assets used as "cover" for written OTC options are "illiquid securities" (securities for which no active and substantial secondary market exists). However, the Fund is permitted to treat the securities it uses as cover for written OTC options as liquid provided it follows a procedure whereby it will sell OTC options only to qualified dealers who agree that the Fund may repurchase such options at a maximum price to be calculated pursuant to a predetermined formula set forth in the option agreement. The formula may vary from agreement to agreement, but is generally based on a multiple of the premium received by the Fund for writing the option plus the amount, if any, of the option's intrinsic value. An OTC option is considered an illiquid asset only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Global Short-Term Income Fund Inc., directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase, in the case of investments through EasyInvest, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment generally is due on or before the third business day (settlement date) after the order is placed with the Distributor. Shares purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below).

    While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

    For the fiscal year ended October 31, 1996, the Fund accrued payments under the Plan amounting to $688,258, which amount is equal to 0.75% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan.

    At any given time, the Distributor may incur expenses in distributing shares of the Fund which may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if the Distributor incurred $1 million in expenses in distributing shares of the Fund and $750,000 had been received by the Distributor as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $6,987,294 at October 31, 1996, which equalled 8.67% of the Fund's net assets at such date.

    Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

    Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors.

    Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to 4:00 p.m., New York time. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to 4:00 p.m., New York time. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and 4:00 p.m., New York time and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases"). Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month.

EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September, and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (See "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another CDSC fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund which are exchanged for shares of another CDSC fund having a higher CDSC schedule than the Fund will be subject to the CDSC schedule of the other CDSC fund, even if shares are subsequently re-exchanged for shares of the Fund prior to redemption. Concomitantly, shares of the Fund acquired in exchange for shares of another CDSC fund having a lower CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains invested in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a CDSC fund (see "Redemptions and Repurchases-- Contingent Deferred Sales Charge"). However, in the case of shares of the Fund exchanged into an Exchange Fund upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

    Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

    The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies.

    Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional information required by the Transfer Agent.

CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held three years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than three years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                               CONTINGENT
                                                DEFERRED
               YEAR SINCE                     SALES CHARGE
                PURCHASE                   AS A PERCENTAGE OF
              PAYMENT MADE                  AMOUNT REDEEMED
-----------------------------------------  ------------------
First....................................         3.0%
Second...................................         2.0%
Third....................................         1.0%
Fourth and thereafter....................         None

    A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the three years preceding the redemption;
(ii) the current net asset value of shares purchased more than three years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company or Dean Witter Trust FSB, each of which is an affiliate of the Investment Manager, serves as Trustee ("Eligible 401(k) Plan"), provided that either: (A) the plan continues to be an Eligible 401(k) Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares, as agent for the Fund, represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealers, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed upon repurchase by the Fund, the Distributor or DWR or other Selected Broker-Dealers. The offers by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check (including a government, certified or bank cashier's check), payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Directors or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare dividends from net investment income on each day the New York Stock Exchange is open for business (see "Purchase of Fund Shares"). The amount of the dividend declared may fluctuate from day to day. Dividends are declared daily and paid monthly in additional shares of the Fund. The Fund will distribute, at least annually, net realized short-term and long-term capital gains, if any.

    All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.

    Gains or losses on the Fund's transactions in certain listed options on securities and on futures and options on futures traded on U.S. exchanges generally are treated as 60% long-term gain or loss and 40% short-term gain or loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net gains being available for distribution.

    As a regulated investment company, the Fund is subject to the requirement that less than 30% of its gross income be derived from the sale of certain investments held for less than three months. This requirement may limit the Fund's ability to engage in options and futures transactions and to engage in a large number of short-term transactions.

    Shareholders will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1, will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. It is not anticipated that any portion of the Fund's distributions will be eligible for the dividends received deduction to corporate shareholders.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of the year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains.

    To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy. Shareholders who are not citizens or residents of, or entities organized in, the United States may be subject to withholding taxes of up to 30% on certain payments received from the Fund.

    Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

    The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax adviser.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over a period of one year and five years, as well as the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which would be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS. All shares of the Fund are of common stock of $0.01 par value and are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares do not have cumulative voting rights.

    The Fund is not required to hold Annual Meetings of Shareholders, and in ordinary circumstances the Fund does not intend to hold such meetings. The Directors may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Fund's By-Laws.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER
GLOBAL SHORT-TERM INCOME FUND INC.
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

DIRECTORS
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Sheldon Curtis
Vice President, Secretary and
General Counsel
Vinh Q. Tran
Vice President
Anne Pickrell
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN
The Chase Manhattan Bank, N.A.
One Chase Plaza
New York, NY 10005

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.